UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2002


                        KNICKERBOCKER CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Colorado			33-15596-D		54-1059107
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


829 Francis Drive, Palm Springs, CA                                92262
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (760) 322-9277


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 3, 2004 the Board of Directors of Knickerbocker Capital Corporation
(the  "Registrant")   dismissed David M. Winings, C.P.A.as its independent
public accountants. The Registrant's Board of Directors participated in and approved the decision to dismiss David M. Winings, C.P.A.

    David M. Winings, C.P.A. had been Registrant's certifying accountant for the prior two years. During the past two years David M. Winings, C.P.A.'s report on Registrant's financial statements contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles, except for a fourth explanatory paragraph regarding Registrant's "ability to continue as a going concern." Registrant had no disagreements with David M. Winings, C.P.A. during the past two years and any subsequent interim period preceding the date of dismissal on May 3, 2004 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of David M. Winings, C.P.A., would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     Registrant has made the contents of this Form 8-K filing available to David M. Winings, C.P.A.and requested him to furnish a letter to the Securities and Exchange Commission as to whether David M. Winings, C.P.A. agrees or disagrees with, or wishes to clarify Registrant's expression of their views. A copy of David M. Winings, C.P.A.'s letter to the SEC is included as an exhibit to this filing.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired. Not applicable.

          (b)  Pro-Forma Financial Information. Not applicable.

          (c)  Exhibits.

               (i)  Letter of David M. Winings, C.P.A. to the SEC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                                  KNICKERBOCKER CAPITAL CORPORATION



Date: May 3, 2004                 By:
                                      -------------------------------------
                                      Dempsey Mork
                                      President (Chief Executive Officer)


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                                                                      EXHIBIT 16

                            David M. Winings, C.P.A.
                              Palm Desert, CA 92211


May 3, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Termination Knickerbocker Capital Corporation

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K for Knickerbocker Capital Corporation dated as of May 3, 2004.

Sincerely,



David M. Winings, C.P.A.